Loss per share	6 Months Ended
Jun. 30, 2020
Loss per share
Loss per share

15.Loss per share

Basic and diluted net loss per share for each of the periods presented are calculated as follow:

	Six months ended June 30,
	2019	2020
	(Unaudited)
Numerator:
Net loss attributable to ordinary shareholders	(83,274)	(128,617)
Denominator:
Weighted average number of ordinary shares - basic and diluted	60,919,842	73,847,551
Net loss per share-basic and diluted	(1.37)	(1.74)

As a result of the Group’s net loss for the six months ended June 30, 2019 and 2020, share options and non-vested restricted shares outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of
	December 31,	June 30,
	2019	2020

Share options	9,122,980	9,808,561
Non-vested restricted shares	743,268	710,068